Exhibit 99.2

Q2 ’08 Financial Data July 28, 2008

©2008 Veeco Instruments Inc 042808 Investor Slides 2 ©2008 Veeco Instruments Inc 072808 Investor Slides Second Quarter 2008 Highlights Revenue was $114.4 million, up 16% compared to $98.8 million last year, and ahead of guidance of $102-$110 million; Bookings were $136.5 million, up 21% compared to $112.5 million last year, and ahead of guidance of $110- $118 million; Net income was $4.2 million, or $0.13 per share, compared to a net loss of ($2.6) million, or ($0.08) per share, last year. Veeco’s guidance was for GAAP EPS to be between ($0.07) – $0.02 per share. Veeco’s earnings per share, excluding certain items, was $0.16 compared to earnings per share of $0.05 last year, ahead of Veeco’s guidance of $0.03-$0.09 per share.

©2008 Veeco Instruments Inc 042808 Investor Slides 3 ©2008 Veeco Instruments Inc 072808 Investor Slides Q2 2008 Financials ($M except EPS) *See reconciliation to GAAP at end of presentation Q1 ’08 $109.3 $102.3 42% $0.1 $5.3 $0.09 Q2 ’07 $112.5 $98.7 43% ($1.0) $2.8 $0.05 Q2 ’08 $136.5 $114.4 42% $6.2 $8.7 $0.16 Orders Revenues Gross Margin Operating Income (Loss) EBITA* EPS (Non-GAAP)

©2008 Veeco Instruments Inc 042808 Investor Slides 4 ©2008 Veeco Instruments Inc 072808 Investor Slides $33 $52 $52 $36 $45 $33 Second Quarter 2008 Segment Results LED & Solar Process Equipment Data Storage Process Equipment LED & Solar Process Equipment Data Storage Process Equipment (39%) (32%) (29%) (38%) (38%) (24%) Q2 08 Revenues ($M) $114 Million Q2 08 Bookings ($M) $137 Million POSITIVE BOOK-TO-BILL IN LED & SOLAR AND DATA STORAGE Metrology Metrology

©2008 Veeco Instruments Inc 042808 Investor Slides 5 ©2008 Veeco Instruments Inc 072808 Investor Slides $63 $91 $92 $61 $87 $69 First Six Month 2008 Segment Results LED & Solar Process Equipment Data Storage Process Equipment Metrology LED & Solar Process Equipment Data Storage Process Equipment Metrology (40%) (28%) (32%) (37%) (37%) (26%) Six Month 08 Revenues ($M) $217 Million Six Month 08 Bookings ($M) $246 Million POSITIVE BOOK-TO-BILL IN LED & SOLAR AND DATA STORAGE

©2008 Veeco Instruments Inc 042808 Investor Slides 6 ©2008 Veeco Instruments Inc 072808 Investor Slides Q2 2008 Segment Performance $136.5 $32.7 $51.7 $52.1 Q2 08 $112.5 $34.8 $41.3 $36.4 Q2 07 +21% -6% +25% +43% . (4.1) 8.7 (1.2) 5.2 8.7 Q2 08 (3.0) 2.8 +16% $98.8 $114.4 Unallocated Corporate Veeco Total 0.4 -16% $38.7 $32.6 Metrology 1.6 +15% $32.0 $36.7 Data Storage 3.8 +61% $28.0 $45.1 LED & Solar Q2 07 . Q2 07 Q2 08 $m Revenues Bookings EBITA*

©2008 Veeco Instruments Inc 042808 Investor Slides 7 ©2008 Veeco Instruments Inc 072808 Investor Slides Q3 ’08 Guidance Q3 ‘08 Revenues $113-$118 million Q3 ‘08 Earnings ($0.12) – ($0.03) per share GAAP Non-GAAP EPS $0.10 - $0.15 [using 35% tax rate and excluding $3.7M charge related to mutually agreed termination of employment agreement for Veeco’s former CEO;$0.7M for Metrology restructuring; $0.4M purchase accounting adjustment to write up inventory to fair value (Mill Lane); amortization $3.1M.] Q3 ‘08 Orders $113-$118 million

©2008 Veeco Instruments Inc 042808 Investor Slides 8 ©2008 Veeco Instruments Inc 072808 Investor Slides Gross Margin Improvement Model 5-7% 11 - 14% 5-7% 7.6% 2.7% 3.8% EBITA (%) 35-36% 32 - 34% 35-36% 34.1% 37.6% 34.1% Operating Expenses 42% 45% 42% 41.7% 40.3% 37.9% TOTAL 45-46% 50% 45% 43.8% 44.1% 39.3% Metrology 40-41% 43% 40% 40.9% 38.1% 37.2% Process Equipment Gross Margin $450-455 $135* $113-$118 $114.4 $402 $106.8 Revenue ($M) 2008 Forecast Peak Quarter Targets Q3’08 F Q2’08 2007 Full Year Q4 2007 Peak Quarter Margins Require >$40M Metrology Revenues

©2008 Veeco Instruments Inc 042808 Investor Slides 9 ©2008 Veeco Instruments Inc 072808 Investor Slides Veeco Balance Sheet December 31, 2007 June 30, 2008 $273.7 $281.7 Shareholder’s Equity 146.6 146.4 Long-Term Debt (including current portion) 529.3 542.8 Total Assets 66.1 66.5 Fixed Assets 174.5 178.6 Working Capital $117.1 $109.6 Cash and Investments (in millions)

©2008 Veeco Instruments Inc 042808 Investor Slides 10 ©2008 Veeco Instruments Inc 072808 Investor Slides Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com.

©2008 Veeco Instruments Inc 042808 Investor Slides 11 ©2008 Veeco Instruments Inc 072808 Investor Slides Back-Up and Reconciliation Slides

Q2 and 1H '08 Reconciliation Table

	Three months ended		Six months ended	
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Operating income (loss)	$6,230	($1,010)	$6,382	$728
Adjustments:				
Amortization expense	2,426	2,368	4,382	6,277
Restructuring expense	-	1,445	2,875 [1]	1,445
Asset impairment charge	-	-	285 [2]	-
Earnings before interest, income taxes and amortization excluding certain items ("EBITA")	8,656	2,803	13,924	8,450
Interest expense, net	969	772	1,861	1,591
Gain on extinguishment of debt	-	-	-	(738) [3]
Adjustment to exclude gain on extinguishment of debt	-	-	-	738
Earnings excluding certain items before income taxes	7,687	2,031	12,063	6,859
Income tax provision at 35%	2,690	711	4,222	2,401
Noncontrolling interest, net of income tax provision at 35%	(46)	(149)	(95)	(233)
Earnings excluding certain items	$5,043	$1,469	$7,936	$4,691
Earnings excluding certain items per diluted share	$0.16	$0.05	$0.25	$0.15
Diluted weighted average shares outstanding	31,590	31,263	31,435	31,278

1. During the first quarter of 2008, the Company recorded a restructuring charge of $2.9 million, consisting of $2.6 million of costs associated with the consolidation and relocation of the lease for our Corporate headquarters, and $0.3 million of personnel severance costs.
2. During the first quarter of 2008, the Company recorded a $0.3 million asset impairment charge related to fixed asset write-offs associated with the consolidation and relocation of our Corporate headquarters.
3. During the first quarter of 2007, the Company repurchased $56.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of these repurchases, the Company recorded a gain from the early extinguishment of debt in the amount of $0.7 million.

NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.

©2008 Veeco Instruments Inc 072808 Investor Slides

Veeco

©2008 Veeco Instruments Inc 042808 Investor Slides 13 ©2008 Veeco Instruments Inc 072808 Investor Slides Q2 and Six Month Segment Data June 30, 2008 June 30, 2007 June 30, 2008 June 30, 2007 LED & Solar Process Equipment Bookings 52.1 $ 36.4 $ 90.8 $ 72.8 $ Revenues 45.1 28.0 87.2 50.4 Operating income 7.8 2.8 15.8 2.3 Amortization expense 1.0 1.0 1.5 3.3 EBITA 8.8 3.8 17.3 5.6 Data Storage Process Equipment Bookings 51.7 41.3 92.3 73.6 Revenues 36.7 32.0 60.9 67.7 Operating income 4.3 0.7 1.7 2.1 Amortization expense 0.9 0.9 1.9 1.9 Restructuring expense - - 0.1 - EBITA 5.2 1.6 3.7 4.0 Metrology Bookings 32.7 34.8 62.7 72.0 Revenues 32.6 38.7 68.7 79.8 Operating (loss) income (1.6) (1.3) (0.4) 2.3 Amortization expense 0.4 0.3 0.8 0.7 Restructuring expense - 1.4 0.2 1.4 EBITA (1.2) 0.4 0.6 4.4 Unallocated Corporate Operating loss (4.2) (3.3) (10.8) (6.0) Amortization expense 0.1 0.2 0.2 0.4 Restructuring expense - 0.1 2.6 0.1 Asset impairment charge - - 0.3 - EBITA (4.1) (3.0) (7.7) (5.5) Total Bookings 136.5 112.5 245.8 218.4 Revenues 114.4 98.7 216.8 197.9 Operating income (loss) 6.3 (1.1) 6.3 0.7 Amortization expense 2.4 2.4 4.4 6.3 Restructuring expense - 1.5 2.9 1.5 Asset impairment charge - - 0.3 - EBITA 8.7 $ 2.8 $ 13.9 $ 8.5 $ ** Refer to footnotes on Reconciliation of operating income to earnings excluding certain items Six months ended Three months ended ($Ms)

©2008 Veeco Instruments Inc 042808 Investor Slides 14 ©2008 Veeco Instruments Inc 072808 Investor Slides Q3 Guidance Reconciliation Table NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. 1. During the third quarter of 2008, the Company plans to record a restructuring charge of $3.7 million associated with the termination of the employment agreement for our former CEO pursuant to the successful transition of the new CEO and a charge of $0.7 million for Metrology restructuring. 2. During the third quarter of 2008, the Company plans to record a purchase accounting adjustment of $0.4 million to Cost of Sales associated with the acquisition of Mill Lane Engineering. LOW HIGH Operating (loss) income ($2,000) $600 Amortization expense 3,100 3,100 Restructuring expense 4,400 4,400 Purchase accounting adjustment 400 400 Earnings before interest, income taxes and amortization 5,900 8,500 and excluding certain items ("EBITA") Interest expense, net 1,000 1,000 Earnings excluding certain items before income taxes 4,900 7,500 Income tax provision at 35% 1,715 2,625 Earnings excluding certain items $3,185 $4,875 Earnings excluding certain items per diluted share $0.10 $0.15 Diluted weighted average shares outstanding 31,800 31,800 Guidance for the Three months ended June 30, 2008 (1) (2) (1) (2) $ in 000 except EPS

©2008 Veeco Instruments Inc 042808 Investor Slides 15 ©2008 Veeco Instruments Inc 072808 Investor Slides 2007 Quarterly Segment Data March 31, June 30, September 30, December 31, 2007 2007 2007 2007 LED & Solar Process Equipment Bookings 36.4 $ 36.4 $ 48.7 $ 42.5 $ Revenues 22.4 28.0 31.8 33.7 Operating (loss) income (0.5) 2.8 2.7 4.7 Amortization expense 2.3 1.0 0.5 0.5 EBITA 1.8 3.8 3.2 5.2 Data Storage Process Equipment Bookings 32.3 41.3 32.2 35.8 Revenues 35.7 32.1 31.1 37.3 Operating income (loss) 1.4 0.6 (2.2) (6.4) Amortization expense 1.0 1.0 1.0 1.0 Restructuring expense - - 0.2 2.3 Asset impairment charge - - - 1.1 Inventory write-off - - - 4.8 EBITA 2.4 1.6 (1.0) 2.8 Metrology Bookings 37.2 34.8 37.4 36.6 Revenues 41.1 38.7 34.8 35.8 Operating income (loss) 3.6 (0.6) (0.8) (2.4) Amortization expense 0.4 0.3 0.4 0.3 Restructuring expense - 0.6 0.6 EBITA 4.0 0.3 (0.4) (1.5) Unallocated Corporate Operating loss (2.8) (3.9) (3.9) (4.4) Amortization expense 0.2 0.1 0.1 0.2 Restructuring expense - 0.8 0.3 1.8 EBITA (2.6) (3.0) (3.5) (2.4) Total Bookings 105.9 112.5 118.3 114.9 Revenues 99.2 98.8 97.7 106.8 Operating income (loss) 1.7 (1.1) (4.2) (8.5) Amortization expense 3.9 2.4 2.0 2.0 Restructuring expense - 1.5 0.5 4.7 Asset impairment charge - - - 1.1 Inventory write-off - - - 4.8 EBITA 5.6 $ 2.8 $ (1.7) $ 4.1 $ Three months ended Veeco Instruments Inc. and Subsidiaries Segment Revenues, Bookings, and Reconciliation (In millions) (Unaudited) of Operating (Loss) Income to EBITA